Semi-annual Report
March 31, 2000 (Unaudited)

Mosaic
Government Money Market

Letter to Shareholders

Dear Shareholders:

The six-month period ended March 31, 2000 straddled the feared Y2K transition, saw the end of one of the worst years for bonds since WWII, and entered the new year under the cloud of inflationary fears and Federal Reserve rate hikes.  Overall, Mosaic Government Money Market proved to be a sanctuary of calm throughout this period.  As the Federal Reserve Board raised rates, the yield of your fund responded, ending the period with a seven-day yield of 5.03% and an effective annual yield of 5.15%.  This compares to the seven-day yield of 4.23% and effective annual yield of 4.32% at the beginning of the period.

The first quarter of the year saw considerable Fed action and even more concern about their future actions.  The most visible sign of the Fed's action was the emergence of an inverted yield curve, a relatively unusual (but hardly unprecedented) situation in which short-term yields are temporarily higher than long-term yields.

Among the highlights of the period:

Y2K Transition Painless: Already it is difficult to recall the anxiety produced over the transition to Y2K and the fear of computer failures.  While the kind of short-term government notes held in your fund are considered appropriate shelters during periods of uncertainty, in retrospect, Y2K had as little impact on your investment as it did on most computers.

The Fed Raises Rates: Alan Greenspan has been satisfied to increase rates at quarter point increments each of the last five announcements, for a total increase of 1.25% since last fall.  Expectations are that the continued strength in the economy will inspire more increases later this year.  These increases are rapidly translated to higher yield in your fund.

The Yield Curve Inverts: Historically, longer-term rates fall below shorter/intermediate term rates (hence, the inversion) when the Fed is increasing its overnight rate.  The rationale is that "tight money" will ultimately slow the economy.  Bond traders anticipate this well in advance and drive long bond rates lower (prices higher) long before the economy actually slows.

The inversion is thought to predict a softening economy.  However, this time declining longer rates have been primarily caused by the Government's "promise" to redeem Treasury debt due to budget surpluses.  On the other hand, non-government bond yield curves are not inverted at all.  Rates for the vast majority of agencies and corporate bonds are higher now than at
year-end.So what is this telling us? The economy is stronger by all measures than when the Fed started to tighten nine months ago.  The stock market is well ahead of where it was at the start of the tightening.  Consumer confidence remains extremely high.   Borrowing at all levels is accelerating.  Housing is still very hot.  In short, it appears that the increases in short term interest rates have not been enough to attain the desired results.

Year 2000 Outlook

Barring an unforeseen and unlikely collapse in the stock market, rate increases will continue into the year 2000.  In recent meetings the Fed Chairman has voiced his continued concern over economic strength (7.3% GDP growth in the fourth quarter of 1999) and persistent stock market advances.  Momentum is mounting for more aggressive rate increases at 0.50% increments.  The Fed's job is clearly not done.

At Mosaic, we continue to manage Government Money Market as a conservative choice for investors who seek capital preservation and the secure yield available in short-term government notes.  We thank you for your continued confidence.

Sincerely,

(signature)

Christopher C. Berberet, CFA
Vice President

STATEMENT OF NET ASSETS (unaudited)
                                                         PRINCIPAL     MARKET
                                                          AMOUNT        VALUE
U.S. Government Agency Obligations: 97.0% of net assets
Federal Home Loan Bank, 5.80%, 4/7/00                   $2,000,000  1,998,711
Federal Home Loan Bank, 5.67%, 4/12/00                   2,000,000  1,997,165
Federal Home Loan Bank, 5.70%, 4/19/00                   2,000,000  1,994,933
Federal Home Loan Bank, 5.75%, 4/24/00                   2,500,000  2,491,615
Federal Home Loan Bank, 5.85%, 5/3/00                    1,638,000  1,630,015
Federal Home Loan Bank, 5.80%, 5/12/00                   1,500,000  1,490,575
Federal Home Loan Mortgage Corp, 5.72%, 4/4/00           1,000,000    999,841
Federal Home Loan Mortgage Corp, 5.71%, 4/4/00           1,500,000  1,499,762
Federal Home Loan Mortgage Corp, 5.80%, 4/25/00          1,500,000  1,494,683
Federal Home Loan Mortgage Corp, 5.25%, 5/2/00           2,500,000  2,488,279
Federal Home Loan Mortgage Corp, 5.93%, 5/9/00           2,500,000  2,485,175
Federal Home Loan Mortgage Corp, 5.82%, 5/11/00          1,500,000  1,490,785
Federal Home Loan Mortgage Corp, 5.91%, 5/19/00          3,000,000  2,977,345
Federal Home Loan Mortgage Corp, 5.80%, 5/25/00            667,000    661,412
Federal Home Loan Mortgage Corp, 5.87%, 6/8/00           1,500,000  1,483,858
Federal Home Loan Mortgage Corp, 6.02%, 6/29/00          2,000,000  1,970,903
Federal National Mortgage Association, 5.70%, 4/6/00     2,500,000  2,498,812
Federal National Mortgage Association, 5.75%, 4/20/00      878,000    875,616
Federal National Mortgage Association, 5.69%, 4/20/00    1,000,000    997,313
Federal National Mortgage Association, 5.74%, 4/27/00    2,342,000  2,333,038
Federal National Mortgage Association, 5.79%, 5/4/00     2,000,000  1,990,029
Federal National Mortgage Association, 5.75%, 5/11/00    1,000,000    993,931
Federal National Mortgage Association, 5.81%, 5/18/00    2,500,000  2,481,859
Federal National Mortgage Association, 5.82%, 5/25/00    2,500,000  2,478,983
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
        (cost $43,804,638)                                        $43,804,638
REPURCHASE AGREEMENT: 2.8% of net assets
     With Donaldson, Lufkin & Jenrette Securities
     Corporation issued 3/31/00 at 5.25% due 4/3/00
     collateralized by $1,306,917 in United States
     Treasury Notes due 2/15/26.  Proceeds at
     maturity are $1,281,560.  (cost $1,281,000)                    1,281,000
     TOTAL INVESTMENTS  (cost $45,085,638)+                       $45,085,638
LIABILITIES LESS CASH AND RECEIVABLES:  0.2% of net assets             94,722
NET ASSETS:  100%                                                 $45,180,360
CAPITAL SHARES OUTSTANDING                                         45,180,530

NET ASSET VALUE PER SHARE                                               $1.00

Notes to Statement of Net Assets:
+ Aggregate cost for federal income tax purposes as of March 31, 2000

STATEMENT OF OPERATIONS (unaudited)
For the six month period ended March 31, 2000

INVESTMENT INCOME (Note 1)
Interest income                                                     1,250,386
EXPENSES (Notes 3 and 4)
     Investment advisory fees                                         111,002
     Transfer agent and administrative expenses                        84,361
Total expenses                                                        195,363
NET INVESTMENT INCOME                                               1,055,023
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $1,055,023

STATEMENTS OF CHANGES IN NET ASSETS (unaudited)
For the periods indicated

                                                      Six Month   Year Ended
                                                   Period Ended    Sept. 30,
                                                 March 31, 2000         1999
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
     Net investment income                           $1,055,023    $1,886,999
DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                      (1,055,023)   (1,886,999)
CAPITAL SHARE TRANSACTIONS (Note 5)                   1,835,686    (3,167,355)
TOTAL INCREASE IN NET ASSETS                          1,835,686    (3,167,355)
NET ASSETS
     Beginning of period                             43,344,674    46,512,029
     End of period                                  $45,180,360   $43,344,674

FINANCIAL HIGHLIGHTS (unaudited)
Selected data for a share outstanding for the periods indicated.
                           Six                          Six
                          Months     Year             Months
                          Ended      Ended             Ended   Year Ended
                         Mar. 31,  Sept. 30,        Sept. 30,   March 31,
                          2000       1999      1998     1997     1997    1996
Net asset value
   beginning of
   period                 $1.00      $1.00     $1.00    $1.00    $1.00  $1.00
Investment operations:
Net investment income      0.02       0.04      0.05     0.02     0.04   0.05
Total from investment
   operations              0.02       0.04      0.05     0.02     0.04   0.05
Less distributions:
From net investment
   income                 (0.02)     (0.04)    (0.05)   (0.02)   (0.04) (0.05)
Total distributions       (0.02)     (0.04)    (0.05)   (0.02)   (0.04) (0.05)
Net asset value,
   end of period          $1.00      $1.00     $1.00    $1.00    $1.00  $1.00
Total return (%)           4.76-1     4.19      4.76     4.66-1   4.38   4.62
Ratios and
   supplemental data
Net assets, end
   of period
   (in thousands)       $45,180   $43,345   $46,512  $50,793  $54,687 $57,197
Ratio of expenses
   to average
   net assets (%)          0.87-1     0.88      0.87-2   0.90-1   1.05   1.23
Ratio of net
   investment income
   to average net
   assets (%)             4.68-1      4.11      4.66-2   4.58-1   4.29   4.52

1     Annualized.
2    Had a portion of expenses not been waived for the year ending 1998 the ratio of expenses and net investment income to average net assets would have been 0.88% and 4.65%, respectively.

NOTES TO FINANCIAL STATEMENTS

1.  Summary of Significant Accounting Policies.  Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company.  The Fund invests solely in securities issued and guaranteed by the U.S. Government or any of its
agencies or instrumentalities or in repurchase agreements backed by such securities.   Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Fiscal Year: Effective April 1, 1997, the Fund changed its fiscal year end to September 30.

Securities Value: The Fund uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount rather than at value based on market factors.  As required, the Fund monitors the difference between market value and amortized cost to assure that this valuation method fairly
reflects market value.  Investment transactions are recorded on the trade date.   The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income, net of amortization of premium or discount, and other income (if any) are recorded as earned.

Dividends: Net investment income, determined as gross investment income less expenses, is declared as a dividend each business day.  Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month.

Income Tax: In accordance with the requirement of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, substantially all of the taxable income of the Fund is distributed to its shareholders, and therefore no federal income tax provision is required.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

2.  Investment in Repurchase Agreements.  When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund's custodian bank as collateral.  Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund's custodian bank.  Repurchase agreements may be terminated within seven days.  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account.  The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3.  Investment Advisory Fee and Other Transactions with Affiliates.  The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund.  The fee is accrued daily and paid monthly.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain excepted expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million.  No amounts were reimbursed to the Fund by the Advisor for the six months ended March 31, 2000.

4.  Other Expenses.  Effective October 1, 1997, all expenses and support services are provided by the Advisor under a Services Agreement for fees based on a percentage of average net assets.  The fee equals 0.38%.  The fee is accrued daily and paid monthly.  Pursuant to the Services Agreement, the Advisor retained Firstar Mutual Fund Services, LLC to serve as the Trust's transfer agent effective September 27, 1999.

The Advisor is responsible for the fees and expenses of trustees who are affiliated with the Advisor and certain promotional expenses.

5.  Capital Share Transactions.  An unlimited number of capital shares, without par value, are authorized.  Transactions in capital shares (in dollars and shares) were as follows:

                                                      Six Months      Year
                                                        Ended         Ended
                                                      March 31,     Sept. 30,
                                                        2000          1999
In Dollars
Shares sold                                          $22,411,582  $52,120,827
Shares issued in reinvestment of dividends             1,009,035    1,805,672
Total shares issued                                   23,420,617   53,926,499
Shares redeemed                                       21,584,931   57,093,854
Net increase (decrease)                               $1,835,686  $(3,167,355)
In Shares
Shares sold                                           22,411,582   52,120,827
Shares issued in reinvestment of dividends             1,009,035    1,805,672
Total shares issued                                   23,420,617   53,926,499
Shares redeemed                                       21,584,931   57,093,854
Net increase (decrease)                                1,835,686   (3,167,355)

The Mosaic Family of Mutual Funds
Mosaic Equity Trust
    Mosaic Investors Fund
     Mosaic Balanced Fund
     Mosaic Mid-Cap Growth Fund
     Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust
     Mosaic Government Fund
     Mosaic Intermediate Income Fund

Mosaic Tax-Free Trust
     Mosaic Tax-Free Arizona Fund
     Mosaic Tax-Free Maryland Fund
     Mosaic Tax-Free Missouri Fund
     Mosaic Tax-Free Virginia Fund
     Mosaic Tax-Free National Fund
     Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195.  Read it carefully before you invest or send money.  This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made.  Mosaic Funds Distributor, LLC.

Transfer Agent
     Mosaic Funds
     c/o Firstar Mutual Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701
     888-670-3600

Telephone Numbers

     Shareholder Service
     Toll-free nationwide:            888 670 3600
     Mosaic Tiles (24 hour automated information)
     Toll-free nationwide:            800 336 3063

6411 Mineral Point Road
Madison, Wisconsin 53705
www.mosaicfunds.com

SEC File Number 811-2910